UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 25, 2011

CALIX, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-34674	68-0438710
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1035 N. McDowell Boulevard, Petaluma, California		94954
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (707) 766-3000

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Form 8-K/A is being filed as an amendment to the Current Report on Form 8-K filed by Calix, Inc. (the “Company”) on May 27, 2011. The sole purpose of this amendment is to disclose the Company’s decision as to how frequently it will conduct future stockholder advisory votes regarding executive compensation.

Item 5.07 Submission of Matters to a Vote of Security Holders.

As previously reported, at the Company’s 2011 annual meeting of stockholders held on May 25, 2011, a majority of the shares cast voted, on an advisory basis, to hold future advisory (non-binding) votes on executive compensation on an annual basis. After consideration of the stockholder voting results, the Company has determined that future advisory (non-binding) votes on executive compensation will occur annually until the Company decides to hold the next advisory vote on the frequency of advisory votes on executive compensation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 12, 2011	CALIX, INC.

	By:	/s/ Michael Ashby
Michael Ashby
Chief Financial Officer